UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2005

MUNICIPAL MORTGAGE & EQUITY, LLC

(Exact name of registrant as specified in its charter)

Delaware	011-11981	52-1449733
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

621 East Pratt Street, Suite 300
Baltimore, Maryland	21202
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (443) 263-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

          On March 16, 2005, Municipal Mortgage & Equity, LLC (the “Company”) distributed an earnings and production press release and supplemental analyst package relating to the Company’s financial performance for the quarter ended December 31, 2004. A copy of the press release and supplemental analyst package dated March 16, 2005 are attached hereto as Exhibits 99.1 and 99.2, respectively.

          On March 18, 2005, the Company distributed supplemental financial statements relating to the Company’s financial performance for the quarter and year ended December 31, 2004. A copy of the supplemental financial statements is attached hereto as Exhibit 99.3.

          The Company believes that certain statements in the earnings press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management’s views and assumptions regarding future events and business performance as of the time the statements are made. Actual results may differ materially from those expressed or implied. Information concerning factors that could cause actual results to differ materially from those in forward-looking statements is contained from time to time in the Company’s filings with the U.S. Securities and Exchange Commission.

          This information furnished under “Item 2.02. Results of Operations and Financial Condition,” of this Form 8-K including the exhibits related hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

     99.1 Earnings and Production Press Release, dated March 16, 2005.

     99.2 Supplemental Analyst Package, dated March 16, 2005.

     99.3 Supplemental Financial Statements.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MUNICIPAL MORTGAGE & EQUITY, LLC
	By:	/s/ William S. Harrison
		Name:	William S. Harrison
Date: March 18, 2005		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1 Earnings and Production Press Release, dated March 16, 2005.

99.2 Supplemental Analyst Package, dated March 16, 2005.

99.3 Supplemental Financial Statements.